January 22, 2014 Richard K. Davis Chairman, President and CEO Andy Cecere Vice Chairman and CFO Exhibit 99.2 U.S. Bancorp 4Q13 Earnings Conference Call U.S. Bancorp 4Q13 Earnings Conference Call

Forward-looking Statements and Additional Information
The following information appears in accordance with the Private Securities Litigation Reform Act of 1995:
This presentation contains forward-looking statements about U.S. Bancorp.  Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made.  These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp.  Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated.  Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities.  Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility.  Continued stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values.  In addition, U.S. Bancorp’s business and financial performance is likely to be negatively impacted by recently enacted and future legislation and regulation.  U.S. Bancorp’s results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and
management’s ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk.

For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on
Form 10-K for the year ended December 31, 2012, on file with the Securities and Exchange Commission, including the sections entitled “Risk
Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under
Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.
This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance.  The reconciliations of those measures to
GAAP measures are provided within or in the appendix of the presentation.  These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

2013 Full Year Highlights
Record net income of $5.8 billion; $3.00 per diluted common share
Industry-leading profitability measures, including ROA of 1.65%, ROCE of 15.8%
and efficiency ratio of 52.4%
Average loan growth of 5.6% vs. 2012 and average deposit growth of 6.3%
vs. 2012
Net charge-offs declined 30.1% vs. 2012
Nonperforming assets declined 23.7% vs. 2012 (13.2% excluding covered assets)
Capital generation continues to reinforce capital position
•
Tier 1 common equity ratio of 9.4% vs. 9.0% in 2012
•
Repurchased 65 million shares of common stock during 2013
•
In total, returned $4.0 billion, or 71%, of our earnings in 2013 to shareholders

4Q13 Earnings
Conference Call

4Q13 Earnings
Conference Call
4Q13 Highlights
Net income of $1.5 billion; $0.76 per diluted common share
Average loan growth of 5.7% vs. 4Q12 and average loan growth of 1.5%
vs. 3Q13
Strong average deposit growth of 5.4% vs. 4Q12 and 1.8% vs. 3Q13
Net charge-offs declined 4.9% vs. 3Q13
Nonperforming assets declined 7.9% vs. 3Q13 (3.6% excluding covered assets)
Capital generation continues to reinforce capital position
•
Common equity tier 1 ratio of 8.8% estimated using final rules for the Basel III standardized approach
•
Tier 1 common equity ratio of 9.4%; Tier 1 capital ratio of 11.2%
Returned 65% of earnings to shareholders in 4Q13
•
Repurchased 13 million shares of common stock during 4Q13

4Q13 Earnings
Conference Call
Performance Ratios
Return on Average Common Equity
and Return on Average Assets
Efficiency Ratio and
Net Interest Margin
Return on Avg Common Equity Return on Avg Assets Efficiency Ratio Net Interest Margin
15.6%
16.0%
16.1%
15.8%
15.4%
1.62%
1.65%
1.70%
1.65%
1.62%
1.0%
1.5%
2.0%
2.5%
3.0%
8%
11%
14%
17%
20%
4Q12 1Q13 2Q13 3Q13 4Q13
52.6%
50.7%
51.7%
52.4%
54.9%
3.55%
3.48%
3.43% 3.43%
3.40%
2.0%
2.5%
3.0%
3.5%
4.0%
45%
50%
55%
60%
65%
4Q12 1Q13 2Q13 3Q13 4Q13
Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding securities gains (losses) net

4Q13 Earnings
Conference Call
Taxable-equivalent basis
Revenue Growth
Year-Over-Year Growth
0.2% (1.1%) (2.4%) (5.6%) (4.4%)
$ in millions
$5,112
$4,874
$4,948
$4,891
$4,889
3,500
4,000
4,500
5,000
5,500
4Q12 1Q13 2Q13 3Q13 4Q13

Loan and Deposit Growth
Average Balances
Year-Over-Year Growth
$ in billions
5.7%
$229.4
5.7%
$232.8
6.4%
$220.3
5.8%
$222.4
5.2%
$225.2
5.5%
$252.4
5.4%
$256.9
9.2%
$243.8
7.3%
$245.0
7.0%
$247.4
260.0
240.0
220.0
200.0
180.0
4Q12
1Q13
2Q13
3Q13 4Q13
Loans
Deposits

4Q13 Earnings
Conference Call

4Q13 Earnings
Conference Call
Credit Quality
* Excluding Covered Assets (assets subject to loss sharing agreements with FDIC)
Net Charge-offs Nonperforming Assets*
$ in millions
Net Charge-offs (Left Scale)
NCOs to Avg Loans (Right Scale)
Nonperforming Assets (Left Scale)
NPAs to Loans plus ORE (Right Scale)
$468
$433
$392
$328
$312
0.85%
0.79%
0.70%
0.57%
0.53%
0.00%
0.75%
1.50%
2.25%
3.00%
0
200
400
600
800
4Q12 1Q13 2Q13 3Q13 4Q13
$2,088
$2,029
$1,921
$1,880
$1,813
0.98%
0.95%
0.88%
0.85%
0.80%
0.00%
0.75%
1.50%
2.25%
3.00%
0
800
1,600
2,400
3,200
4Q12 1Q13 2Q13 3Q13 4Q13

4Q13 Earnings
Conference Call
Earnings Summary
$ in millions, except per-share data
Taxable-equivalent basis
Full Year Full Year
4Q13 3Q13 4Q12 vs 3Q13 vs 4Q12 2013 2012 % B/(W)
Net Interest Income 2,733 $    2,714 $    2,783 $    0.7 (1.8) 10,828 $ 10,969 $ (1.3)
Noninterest Income 2,156 2,177 2,329 (1.0) (7.4) 8,774 9,319 (5.8)
Total Revenue 4,889 4,891 5,112 (0.0) (4.4) 19,602 20,288 (3.4)
Noninterest Expense 2,682 2,565 2,686 (4.6) 0.1 10,274 10,456 1.7
Operating Income 2,207 2,326 2,426 (5.1) (9.0) 9,328 9,832 (5.1)
Net Charge-offs 312 328 468 4.9 33.3 1,465 2,097 30.1
Excess Provision (35) (30) (25) -- -- (125) (215) --
Income before Taxes 1,930 2,028 1,983 (4.8) (2.7) 7,988 7,950 0.5
Applicable Income Taxes 459 598 608 23.2 24.5 2,256 2,460 8.3
Noncontrolling Interests (15) 38 45 -- -- 104 157 (33.8)
Net Income 1,456 1,468 1,420 (0.8) 2.5 5,836 5,647 3.3
Preferred Dividends/Other 67 68 71 1.5 5.6 284 264 (7.6)
NI to Common 1,389 $    1,400 $    1,349 $    (0.8) 3.0 5,552 $    5,383 $    3.1
Diluted EPS 0.76 $      0.76 $      0.72 $      - 5.6 3.00 $      2.84 $      5.6
Average Diluted Shares 1,832 1,843 1,880 0.6 2.6 1,849 1,896 2.5
% B/(W)

4Q13 Earnings
Conference Call
4Q13 Results - Key Drivers
vs. 4Q12
Net Revenue decline of 4.4%
•
Net interest income decline of 1.8%;
net interest margin of 3.40% vs. 3.55% in 4Q12
•
Noninterest income decline of 7.4%
Noninterest expense decline of 0.1%
Provision for credit losses lower by $166 million
•
Net charge-offs lower by $156 million
•
Provision lower than NCOs by $35 million vs. $25 million in 4Q12
vs. 3Q13
Net Revenue flat
•
Net interest income growth of 0.7%; net interest margin of 3.40% vs. 3.43% in 3Q13
•
Noninterest income decline of 1.0%
Noninterest expense increase of 4.6%
Provision for credit losses lower by $21 million
•
Net charge-offs lower by $16 million
•
Provision lower than NCOs by $35 million vs. $30 million in 3Q13
4Q13 4Q13
B/(W)
vs. 3Q13 vs. 4Q12
Noninterest Expense - Other (31.0) $ (53.0) $
Income Taxes 84.0 106.0
Noncontrolling Interests (53.0) (53.0)
Total 0.0 $     0.0 $
Impact of Accounting Presentation Changes Related
to Investments in Tax-Advantaged Projects ($ in millions)

4Q13 Earnings
Conference Call
Capital Position
$ in billions
RWA = risk-weighted assets
4Q13 3Q13 2Q13 1Q13 4Q12
Shareholders' equity 41.1 $    40.1 $    39.7 $    39.5 $    39.0 $
Tier 1 capital 33.4 32.7 32.2 31.8 31.2
Total risk-based capital 39.3 38.9 38.4 38.1 37.8
Tier 1 common equity ratio 9.4% 9.3% 9.2% 9.1% 9.0%
Tier 1 capital ratio 11.2% 11.2% 11.1% 11.0% 10.8%
Total risk-based capital ratio 13.2% 13.3% 13.3% 13.2% 13.1%
Leverage ratio 9.6% 9.6% 9.5% 9.3% 9.2%
Tangible common equity ratio 7.7% 7.4% 7.5% 7.4% 7.2%
Tangible common equity as a % of RWA 9.1% 8.9% 8.9% 8.8% 8.6%
Basel III
Common equity tier 1 to risk-weighted assets
estimated using final rules for the Basel III
standardized approach 8.8% 8.6% 8.6% - -
Common equity tier 1 to risk-weighted assets
approximated using proposed rules for the Basel III
standardized approach released June 2012 - - 8.3% 8.2% 8.1%

4Q13 Earnings
Conference Call
Mortgage Repurchase
Mortgages Repurchased and Make-whole Payments
Mortgage Representation and Warranties Reserve
$ in millions 4Q13 3Q13 2Q13 1Q13 4Q12
Beginning Reserve $176 $190 $233 $240 $220
Net Realized Losses (63) (13) (16) (23) (32)
Change in Reserve (30) (1) (27) 16 52
Ending Reserve $83 $176 $190 $233 $240
Mortgages
repurchased
and make-whole
payments $32 $42 $41 $79 $57
Repurchase activity lower than
peers due to:
• Conservative credit and
underwriting culture
• Disciplined origination process -
primarily conforming loans
( 95% sold to GSEs)
Do not participate in private
placement securitization market
Outstanding repurchase and
make-whole requests balance
= $89 million

13 4Q13 Earnings Conference Call

14 4Q13 Earnings Conference Call Appendix

Covered
Commercial
CRE
Res Mtg
Credit
Card
Retail
Average Loans
Average Loans Key Points
$ in billions
vs. 4Q12
Average total loans grew by $12.5 billion, or 5.7%
Average total loans, excluding covered loans,
were higher by 7.3%
Average total commercial loans increased $5.0
billion, or 7.8%; average commercial real estate
loans increased $2.5 billion, or 6.7%; average
residential mortgage loans increased $7.6 billion,
or 17.6%
vs. 3Q13
Average total loans grew by $3.4 billion, or 1.5%
Average total loans, excluding covered loans,
were higher by 1.9%
Average total commercial loans increased $0.9
billion, or 1.3%; average commercial real estate
loans increased $0.8 billion, or 2.1%; average
residential mortgage loans increased $1.6 billion,
or 3.2%
Year-Over-Year Growth
6.4% 5.8% 5.2% 5.7% 5.7%
Covered Commercial CRE Res Mtg Retail Credit Card
$220.3
$222.4
$225.2
$229.4 $232.8
15
4Q13 Earnings
Conference Call
(0.8%)
(1.4%)
(2.2%)
(2.1%)
(1.1%)
1.9%
(1.5%)
(1.7%)
2.3%
4.7%
19.0%
19.2%
19.7%
17.6%
2.9%
3.4% 3.7%
5.1% 6.7%
15.7%
14.3% 11.2%
9.4%
7.8%
4Q12
1Q13 2Q13 3Q13
4Q13
19.9%
280
210
140
70
0

4Q13 Earnings
Conference Call
8.8% 7.6% (4.3%)
(5.7%)
(8.0%)
9.6%
15.6% 24.5%
17.8%
16.2%
4.7%
4.6%
6.4%
10.1%
9.2%
14.2%
4.4%
3.6%
0.2%
2.5%
0
80
160
240
320
4Q12 1Q13 2Q13 3Q13 4Q13
Time
Money
Market
Checking
& Savings
Noninterest
-bearing
Average Deposits
Average Deposits Key Points
$ in billions
vs. 4Q12
Average total deposits increased by $13.1
billion, or 5.4%
Average low cost deposits (NIB, interest
checking, money market and savings)
increased by $16.8 billion, or 8.5%
vs. 3Q13
Average total deposits increased by $4.5
billion, or 1.8%
Average low cost deposits increased by $9.8
billion, or 4.8%
Year-Over-Year Growth
9.2% 7.3% 7.0% 5.5% 5.4%
Time Money Market Checking and Savings Noninterest-bearing
$243.8
$245.0
$247.4
$252.4
$256.9

4Q13 Earnings
Conference Call
Net Interest Income
Net Interest Income Key Points
$ in millions
Taxable-equivalent basis
vs. 4Q12
Average earning assets grew by $7.3 billion,
or 2.3%
Net interest margin lower by 15 bps (3.40%
vs. 3.55%) driven by:
•
Lower reinvestment rates on investment securities,
as well as growth in the portfolio, and lower rates
on loans
•
Partially offset by lower rates on deposits and a
reduction in higher cost long-term debt
vs. 3Q13
Average earning assets grew by $4.5 billion,
or 1.4%
Net interest margin lower by 3 bps (3.40% vs.
3.43%) driven by:
•
Growth in lower rate investment securities
•
Higher cash balances at the Federal Reserve
Year-Over-Year Growth
4.1% 0.7% (1.5%) (2.5%) (1.8%)
$2,783
$2,709
$2,672
$2,714
$2,733
3.55%
3.48%
3.43% 3.43%
3.40%
0.0%
2.0%
4.0%
6.0%
8.0%
0
1,000
2,000
3,000
4,000
4Q12 1Q13 2Q13 3Q13 4Q13
Net Interest Income Net Interest Margin

4Q13 Earnings
Conference Call
Noninterest Income
Noninterest Income Key Points
$ in millions
Payments = credit and debit card revenue, corporate payment products revenue and merchant processing;
Service charges = deposit service charges, treasury management fees and ATM processing services
vs. 4Q12
Noninterest income declined by $173 million, or
7.4%, driven by:
• Mortgage banking revenue decline of $245 million
• Higher credit and debit card revenue (8.7% increase) due to higher transaction volumes including the impact of business
expansion; higher merchant processing (3.7% increase) due to an increase in product fees and higher volumes
• Higher trust and investment management fees (7.6% increase)
due to improved market conditions and business expansion;
higher investment product fees (15.4% increase) due to higher sales volumes and fees
• Higher commercial products revenue (7.5% increase), mainly due to higher syndication fees on tax-advantaged projects
• Lower corporate payments revenue (6.7% decline) due to lower government-related transactions
vs. 3Q13
Noninterest income declined by $21 million, or
1.0%, driven by:
• Mortgage banking revenue decline of $97 million
• Lower corporate payments revenue (13.5% decrease) due to
seasonally higher 3Q13 government-related  transaction volume
• Higher commercial products revenue (17.4% increase) due to higher syndication fees on tax-advantaged projects and
increases in commercial leasing and capital markets revenue
• Higher credit and debit card revenue (7.8% increase) due to seasonally higher sales volumes; higher trust and investment management fees (6.1% increase) due to improved market
conditions and business expansion
• Higher other income, mainly due to higher equity investment and retail lease revenue
Year-Over-Year Growth
(4.2%) (3.3%) (3.4%) (9.1%) (7.4%)
$2,329
$2,165
$2,276
$2,177
$2,156
Trust and
Inv Mgmt
Service
Charges
All Other
Mortgage
Payments
All Other Mortgage Service Charges Trust and Inv Mgmt Payments
6.2%
(51.5%)
0.8%
7.6%
2.8%
0
700
1,400
2,100
2,800
4Q12 1Q13 2Q13 3Q13 4Q13

Noninterest Expense
Noninterest Expense Key Points
$ in millions
vs. 4Q12
Noninterest expense was lower by $4 million, or
0.1%, driven by:
• Lower professional services expense (28.9% decline) due to a reduction in mortgage servicing review-related costs
• Lower other expense, mainly due to a mortgage foreclosure-
related settlement accrual in 4Q12 and lower loan-related
expenses, including costs for other real estate owned, offset by higher tax-advantaged project costs, including accounting
presentation changes in the current quarter
• Higher employee benefits expense (19.0% increase), mainly due to higher pension costs
• Higher compensation expense (1.8% increase) due to growth in staffing for business initiatives and the impact of merit increases, partially offset by lower incentive and commission expense
vs. 3Q13
Noninterest expense was higher by $117 million, or
4.6%, driven by:
• Higher professional services expense (25.5% increase) due to seasonally higher costs; higher marketing and business
development expense (21.2% increase) due to timing of
marketing and business development projects
• Higher compensation expense (1.4% increase) due to staffing increases for business initiatives
• Higher other expense, mainly due to higher costs related to investments in tax-advantaged projects, reflecting higher volume and the accounting presentation changes
Year-Over-Year Growth
(0.4%) (3.5%) (1.7%) (1.7%) (0.1%)
$2,686
$2,470
$2,557 $2,565
$2,682
Occupancy
and Equipment
Prof Services,
Marketing
and PPS
All Other
Tech and Comm
Compensation
and Benefits
All Other
Tech and Communications Prof Svcs, Marketing and PPS
Occupancy and Equipment Compensation and Benefits
4Q12 1Q13 2Q13 3Q13 4Q13
Mortgage servicing matters 80 $       - $         - $         - $         - $
Total 80 $       - $         - $         - $         - $
Notable Noninterest Expense Items
19
4Q13 Earnings
Conference Call
4.9%
2.6%
(13.3%)
(2.3%)
(4.0%)
3,200
2,400
1,600
800
0
4Q12 1Q13 2Q13 3Q13
4Q13

1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13

Credit Quality
- Commercial Loans
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Strong lending activity with 1.4% linked quarter loan growth and 8.8% year-over-year growth;
utilization rates continued at historically low levels
Net charge-offs continued to be modest; prior quarter included a few large recoveries
Nonperforming loans and delinquencies remained at low levels
4Q12 3Q13 4Q13
Average Loans $58,552 $62,856 $63,714
30-89 Delinquencies 0.48% 0.28% 0.33%
90+ Delinquencies 0.10% 0.08% 0.08%
Nonperforming Loans 0.18% 0.16% 0.19%
$ in millions
20
4Q13 Earnings
Conference Call
80,000
60,000
40,000
20,000
0
4.0%
3.0%
2.0%
1.0%
0.0%
$58,552
$59,921
$61,507
$62,856
$63,714
0.32%
0.22% 0.22%
0.11%
0.21%
Average Loans Net Charge-offs Ratio
40%
35%
30%
25%
20%
Revolving Line Utilization Trend
4Q12 1Q13 2Q13 3Q13
4Q13

4Q13 Earnings
Conference Call
Credit Quality
- Commercial Leases
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Net charge-offs remained at low levels and were essentially flat when adjusted for a large recovery in 3Q13
Nonperforming loans and delinquencies continued at modest levels
4Q12 3Q13 4Q13
Average Loans $5,377 $5,208 $5,210
30-89 Delinquencies 0.89% 0.76% 0.85%
90+ Delinquencies 0.00% 0.00% 0.00%
Nonperforming Loans 0.29% 0.23% 0.23%
$ in millions
Commercial Leases
Equipment
Finance
$2,089
Small Ticket
$3,121
9,000
6,000
3,000
0
$5,377 $5,378
$5,255 $5,208 $5,210
0.37%
0.23%
0.31%
0.23%
-0.53%
3.0%
2.0%
1.0%
0.0%
-1.0%
4Q12
1Q13 2Q13 3Q13 4Q13
Average Loans Net Charge-offs Ratio

4Q13 Earnings
Conference Call
Credit Quality
- Commercial Real Estate
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Average loans increased 2.1% on a linked quarter basis and 6.7% year-over-year
Net recovery ratio of 0.29%, marking the third consecutive quarter of net recoveries
Nonperforming loans of 0.76%, continuing its downward trend
4Q12 3Q13 4Q13
Average Loans $36,851 $38,501 $39,318
30-89 Delinquencies 0.43% 0.16% 0.24%
90+ Delinquencies 0.02% 0.02% 0.07%
Nonperforming Loans 1.48% 0.92% 0.76%
Performing TDRs* $531 $365 $390
$ in millions
Investor
$20,698
Owner
Occupied
$11,082
Multi-family
$2,459
Retail
$532
Residential
Construction
$1,691
A&D
Construction
$553
Office
$719
Other
$1,584
* TDR = troubled debt restructuring
$36,851
$37,218
$37,884
$38,501
$39,318
0.18%
0.21%
-0.18%
-0.06%
-0.29%
-0.5%
0.0%
0.5%
1.0%
1.5%
0
20,000
40,000
60,000
4Q12 1Q13 2Q13 3Q13 4Q13
Average Loans Net Charge-offs Ratio
CRE Mortgage CRE Construction

4Q13 Earnings
Conference Call
Credit Quality
- Residential Mortgage
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Strong growth in high quality originations (weighted average FICO 756, weighted average LTV 70%), as average loans increased 3.2% over 3Q13
Over 77% of the balances have been originated since the beginning of 2009, the origination quality metrics and performance to date have significantly outperformed prior vintages with similar seasoning
Net charge-offs continued to decline as housing values improved
4Q12 3Q13 4Q13
Average Loans $43,156 $49,139 $50,732
30-89 Delinquencies 0.79% 0.70% 0.70%
90+ Delinquencies 0.64% 0.53% 0.65%
Nonperforming Loans 1.50% 1.46% 1.51%
$ in millions
** Excludes GNMA loans, whose repayments are insured by the FHA or guaranteed by the Department of VA ($2,607 million 4Q13)
$43,156
$45,109
$46,873
$49,139
$50,732
0.88%
0.83%
0.63%
0.46%
0.38%
0.0%
1.0%
2.0%
3.0%
4.0%
0
15,000
30,000
45,000
60,000
4Q12 1Q13 2Q13 3Q13 4Q13
Average Loans Net Charge-offs Ratio
$2,087
$2,035
$2,084
$2,030
$1,997
0
1,000
2,000
3,000
4,000
4Q12 1Q13 2Q13 3Q13 4Q13
Residential Mortgage Performing TDRs**

4Q13 Earnings
Conference Call
4Q12 3Q13 4Q13
Average Loans $16,588 $16,931 $17,366
30-89 Delinquencies 1.33% 1.25% 1.25%
90+ Delinquencies 1.27% 1.11% 1.17%
Nonperforming Loans 0.85% 0.55% 0.43%
Credit Quality - Credit Card
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Average loans increased 2.6% on a linked quarter basis
Net charge-offs ratio at lowest level since 4Q07 and delinquencies remain near historically low levels
Nonperforming loans have decreased for several consecutive quarters
$ in millions
$146
$127
$109
$94
$78
0.85%
0.78%
0.65%
0.55%
0.43%
0.0%
0.6%
1.2%
1.8%
2.4%
0
60
120
180
240
4Q12 1Q13 2Q13 3Q13 4Q13
Credit Card Nonperforming Loans
$16,588 $16,528
$16,416
$16,931
$17,366
3.86%
3.93%
4.23%
3.75%
3.72%
0.0%
2.5%
5.0%
7.5%
10.0%
0
5,000
10,000
15,000
20,000
4Q12 1Q13 2Q13 3Q13 4Q13
Average Loans Net Charge-offs Ratio

4Q13 Earnings
Conference Call
Credit Quality - Home Equity
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
High-quality originations (weighted average FICO on commitments was 765, weighted average
CLTV 68%) originated primarily through the retail branch network to existing bank customers on their primary residence
Net charge-off ratio declined on a linked quarter basis
4Q12 3Q13 4Q13
Average Loans $16,950 $15,648 $15,488
30-89 Delinquencies 0.76% 0.65% 0.66%
90+ Delinquencies 0.30% 0.25% 0.32%
Nonperforming Loans 1.13% 1.15% 1.08%
Subprime: 2%
Wtd Avg LTV**: 91%
NCO: 3.98%
$ in millions
Prime: 95%
Wtd Avg LTV**: 72%
NCO: 0.89%
** LTV at origination
Other: 3%
Wtd Avg LTV**: 72%
NCO: 0.83%
24,000
18,000
12,000
6,000
0
4Q12
1Q13 2Q13 3Q13 4Q13
Average Loans Net Charge-offs Ratio
$16,950
$16,434
$15,989
$15,648
$15,488
1.76%
1.80%
1.45%
0.95%
1.09%
6.0%
4.5%
3.0%
1.5%
0.0%
Home Equity

130
120
110
100
90
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13

4Q13 Earnings
Conference Call
Credit Quality - Retail Leasing
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Strong year-over-year growth (8.6%), driven by high-quality originations (weighted average FICO 771)
Delinquencies remained relatively stable at very low levels
Strong used auto values continued to contribute to historically low net charge-offs
4Q12 3Q13 4Q13
Average Loans $5,384 $5,664 $5,847
30-89 Delinquencies 0.22% 0.15% 0.18%
90+ Delinquencies 0.02% 0.02% 0.00%
Nonperforming Loans 0.02% 0.02% 0.02%
$ in millions
9,000
6,000
3,000
0
1.5%
1.0%
0.5%
0.0%
-0.5%
Average Loans Net Charge-offs Ratio
$5,384 $5,448
$5,653
$5,664
$5,847
0.07% 0.07%
0.07%
0.00%
-0.07%
4Q12
1Q13 2Q13 3Q13 4Q13
Manheim Used Vehicle Index*
* Manheim Used Vehicle Value Index source: www.manheimconsulting.com, January 1995 = 100, quarter value = average monthly ending value

Credit Quality - Other Retail
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Growth in auto loans continued to offset declines in student lending loan balances
(see slide 28 for auto loan detail)
Delinquencies and nonperforming loans remained relatively stable and at very low levels
4Q12 3Q13 4Q13
Average Loans $25,595 $25,682 $26,059
30-89 Delinquencies 0.59% 0.48% 0.50%
90+ Delinquencies 0.17% 0.14% 0.14%
Nonperforming Loans 0.11% 0.10% 0.09%
Installment
$5,738
Auto Loans
$13,409
Revolving
Credit
$3,283
Student
Lending
$3,629
$ in millions
27
4Q13 Earnings
Conference Call
40,000
30,000
20,000
10,000
0
4Q12 1Q13 2Q13 3Q13
4Q13
Average Loans Net Charge-offs Ratio
$25,595 $25,364 $25,224
$25,682
$26,059
0.92%
0.83% 0.76%
0.83%
0.79%
Other Retail
4.0%
3.0%
2.0%
1.0%
0.0%

4Q13 Earnings
Conference Call
Credit Quality - Auto Loans
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Continued growth in auto loans driven by high-quality originations in the Indirect Channel
(weighted average FICO 753)
Low net charge-offs and delinquencies continued as used vehicle values remain strong
4Q12 3Q13 4Q13
Average Loans $12,540 $12,946 $13,409
30-89 Delinquencies 0.41% 0.30% 0.34%
90+ Delinquencies 0.06% 0.03% 0.04%
Nonperforming Loans 0.02% 0.02% 0.02%
$ in millions
Auto Loans are included in Other Retail category
Direct: 8%
Wtd Avg FICO: 748
NCO: 0.10%
Indirect: 92%
Wtd Avg FICO: 766
NCO: 0.12%
$12,540 $12,519
$12,575
$12,946
$13,409
0.22%
0.16%
0.00%
0.09%
0.12%
0.0%
0.2%
0.4%
0.6%
0.8%
0
4,000
8,000
12,000
16,000
4Q12 1Q13 2Q13 3Q13 4Q13
Average Loans Net Charge-offs Ratio
Indirect and Direct Channel

Non-GAAP Financial Measures
$ in millions 4Q13 3Q13 2Q13 1Q13 4Q12
Total equity 41,807 $   41,552 $   41,050 $   40,847 $   40,267 $
Preferred stock (4,756) (4,756) (4,756) (4,769) (4,769)
Noncontrolling interests (694) (1,420) (1,367) (1,316) (1,269)
Goodwill (net of deferred tax liability) (8,343) (8,319) (8,317) (8,333) (8,351)
Intangible assets, other than mortgage servicing rights (849) (878) (910) (963) (1,006)
Tangible common equity (a) 27,165 26,179 25,700 25,466 24,872
Tier 1 capital, determined in accordance with prescribed
regulatory requirements using Basel I definition 33,386 32,707 32,219 31,774 31,203
Preferred stock (4,756) (4,756) (4,756) (4,769) (4,769)
Noncontrolling interests, less preferred stock not eligible for Tier 1 capital (688) (686) (685) (684) (685)
Tier 1 common equity using Basel I definition (b) 27,942 27,265 26,778 26,321 25,749
Tangible common equity (as calculated above) 27,165 26,179 25,700
Adjustments
1
224 258 195
Common equity tier 1 estimated using final rules for the Basel III standardized approach (c) 27,389 26,437 25,895
Tangible common equity (as calculated above) 25,700 25,466 24,872
Adjustments
2
(43) 81 126
Common equity tier 1 approximated using proposed rules for the
Basel III standardized approach released June 2012 (d) 25,657 25,547 24,998
1 Includes net losses on cash flow hedges included in accumulated other comprehensive income and unrealized losses on securities transferred from available-for-sale to held-to-maturity included in accumulated other comprehensive income
2 Includes net losses on cash flow hedges included in accumulated other comprehensive income, unrealized losses on securities transferred from available-for-sale to held-to-maturity included in accumulated other comprehensive income and disallowed mortgage servicing rights

4Q13 Earnings
Conference Call

4Q13 Earnings
Conference Call
Non-GAAP Financial Measures
$ in millions 4Q13 3Q13 2Q13 1Q13 4Q12
Total assets 364,021 $ 360,681 $ 353,415 $ 355,447 $ 353,855 $
Goodwill (net of deferred tax liability) (8,343) (8,319) (8,317) (8,333) (8,351)
Intangible assets, other than mortgage servicing rights (849) (878) (910) (963) (1,006)
Tangible assets (e) 354,829 351,484 344,188 346,151 344,498
Risk-weighted assets, determined in accordance with prescribed regulatory requirements using Basel I definition (f) 297,919 293,155 289,613
Adjustments 13,712 13,473 12,476
Risk-weighted assets estimated using final rules for the Basel III standardized approach (g) 311,631 306,628 302,089
Risk-weighted assets, determined in accordance with prescribed regulatory requirements using Basel I definition (f) 289,613 289,672 287,611
Adjustments
4
20,866 21,021 21,233
Risk-weighted assets approximated using proposed rules for the
Basel III standardized approach released June 2012 (h) 310,479 310,693 308,844
Ratios
Tangible common equity to tangible assets (a)/(e) 7.7% 7.4% 7.5% 7.4% 7.2%
Tangible common equity to risk-weighted assets using Basel I definition (a)/(f) 9.1% 8.9% 8.9% 8.8% 8.6%
Tier 1 common equity to risk-weighted assets using Basel I definition (b)/(f) 9.4% 9.3% 9.2% 9.1% 9.0%
Common equity tier 1 to risk-weighted assets estimated using final rules for the Basel III standardized approach (c)/(g) 8.8% 8.6% 8.6% - -
Common equity tier 1 to risk-weighted assets approximated using proposed rules for the Basel III standardized approach released June 2012 (d)/(h) - - 8.3% 8.2% 8.1%
3 Includes higher risk-weighting for unfunded loan commitments, investment securities and mortgage servicing rights, and other adjustments
4 Includes higher risk-weighting for residential mortgages, unfunded loan commitments, investment securities and mortgage servicing rights, and other adjustments
3

January 22, 2014 U.S. Bancorp 4Q13 Earnings Conference Call U.S. Bancorp 4Q13 Earnings Conference Call